SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way

Wayne, New Jersey 07470

(Address of principal executive offices)

Registrant’s telephone number, including area of service (973) 617-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 1, 2006, Vornado Realty Trust (“Vornado”) issued a press release containing unaudited condensed consolidated financial information relating to its indirect 32.9% interest in Toys “R” Us, Inc. (the “Company”). Vornado’s press release contains condensed consolidated financial information relating to the Company’s results of operations for the Company’s fourth quarter ended January 28, 2006 that was prepared solely to enable Vornado to prepare its financial information reflecting the application of purchase accounting to its interest in the Company. As a separate reporting company, however, the Company prepares and presents its consolidated financial statements on a historical basis and does not apply purchase accounting. See the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2006 for information regarding the Company’s consolidated results for the fiscal year ended January 28, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

Date: May 1, 2006	By:	/s/ Raymond L. Arthur
		Name:	Raymond L. Arthur
		Title:	Executive Vice President – Chief Financial Officer

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